UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2026

PROFUSA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41177	86-3437271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

626 Bancroft Way, Suite A

Berkeley, CA 94710

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (925) 997-6925

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PFSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement.

On July 31, 2026, Profusa, Inc., a Delaware corporation (the “Company” or “Profusa”), entered into an Option Agreement (the “Option Agreement”), by and among the Company, CentralLarkfieldKarin NA LLC (“CLK”), Venkata Boyapalli (“Boyapalli”), a privately held trust (the “Trust” and, together with CLK and Boyapalli, the “Sellers” and each a “Seller”), and, solely for purposes of Sections 5, 8 and 10 thereof, G3 Vision Labs Inc., a New Jersey corporation (“G3”), Med Screen Laboratories Inc., a New Jersey corporation (“Med Screen”), Dominion Diagnostics LLC, a Delaware limited liability company (“Dominion”) and Acutis Diagnostics Inc., a New York corporation (“Acutis” and, together with G3, Med Screen and Dominion, the “Target Companies” and each a “Target Company”).

The Option Agreement provides the Company with the right, but not the obligation (the “Call Option”), to acquire from the Sellers all of the equity securities (the “Target Securities”) held by the Sellers in G3, which constitute 100% of the equity securities in G3. G3 owns all or substantially all of the equity securities of Med Screen, Dominion and Acutis and, accordingly, if the Company exercises the Call Option and consummates the purchase of the Target Securities (as defined below), G3, Med Screen, Dominion and Acutis will become direct or indirect subsidiaries of the Company.

Pursuant to the Option Agreement, the Company’s ability to exercise the Call Option is subject to satisfaction of, among other items, the following conditions: (i) the Company shall have consummated, or received binding commitments to consummate, one or more financings resulting in aggregate gross proceeds to the Company or G3 of at least $30 million; (ii) certain indebtedness of G3 shall be refinanced, repaid, or otherwise satisfied (or its existing senior secured debt lenders shall have consented to the exercise of the option); (iii) the Company’s Certificate of Designation of Preferences, Rights and Limitations of Series A Non-Voting Convertible Preferred Stock shall be in effect, (iv) approval of the Preferred Stock Conversion Proposal (as defined below) and the Nasdaq Proposal (as defined below) by the requisite holders of Common Stock at a duly convened meeting of the Company’s stockholders; (v) no suspension or removal from listing of the Common Stock on Nasdaq (as defined below), and no initiation or threatening of any proceedings for any of such purposes or delisting, shall have occurred, and (vi) any and all obligations of any Seller as guarantor, co-obligor or surety for any indebtedness of any Target Company shall have been terminated and released in full, without any liability to such Seller from and after the Closing. The consummation of the purchase of the Target Securities will also be subject to execution and delivery of definitive acquisition documents by the Sellers and the Company.

The Option Agreement provides that the Call Option will expire on date that is 90 days after the Target Companies provide certain audited and reviewed financial information to Buyer.

As consideration for the Sellers’ execution of the Option Agreement, the Company issued to the Sellers the following consideration: (i) an aggregate of 201,120 shares of the Company common stock, par value $0.0001 per share (“Common Stock”); and (ii) an aggregate of 52,903.566 shares of Series A Non-Voting Convertible Preferred Stock (the “Series A Preferred Stock”), a newly-designated series of preferred stock having the rights, privileges and preferences set forth in the Certificate of Designation (as defined below) (together, the “Option Grant Consideration”). If the Company exercises the Call Option, the Sellers will be entitled to receive 53,918.113 additional shares of the Series A Preferred Stock in the aggregate. Each share of Series A Preferred Stock is convertible into 1,000 shares of the Company’s Common Stock, subject to receipt of stockholder approval. If the Company does not satisfy the conditions to exercise the Call Option or the Call Option remains unexercised for any reason, G3 stockholders will retain the Option Grant Consideration. If after the date that is eighteen (18) months after the closing, approval by the Company’s stockholders of the Preferred Stock Conversion Proposal has not been obtained and the Company is unable or otherwise fails to deliver, or cause to be delivered, shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock to any Seller, then, at the election of each Seller (exercisable by written notice to Buyer), Buyer shall redeem the shares of Series A Non-Voting Convertible Preferred Stock issued to the Sellers upon such closing for cash at a price per share equal to the then-fair market value of the Common Stock issuable upon conversion thereof.

The discussion of the Certificate of Designation in Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Pursuant to the Option Agreement, the Company has agreed to hold a stockholders’ meeting (the “Stockholders’ Meeting”) to submit the following matters to its stockholders for their consideration: (i) the approval in accordance with applicable rules of the Nasdaq Stock Market, LLC (the “Nasdaq”) of the conversion of the Series A Preferred Stock into shares of Common Stock (the “Preferred Stock Conversion Proposal”), (ii) the approval of the transactions contemplated by the Option Agreement in accordance with applicable Nasdaq Listing Rules (the “Nasdaq Proposal”), (iii) the approval of an Amended and Restated Equity Incentive Plan of the Company that will provide for new awards for a number of shares of Common Stock not exceeding 15% of the fully diluted shares of capital stock of the Company outstanding immediately after the Closing, as mutually agreed upon by the Company and the Target Companies, and (iv) to the extent deemed necessary or advisable by the Company’s board of directors, approval of an amendment to the Company’s certificate of incorporation to effect a reverse stock split (the matters contemplated in items (i) through (iv) collectively, the “Parent Stockholder Matters”).

Pursuant to the Option Agreement, if the Company exercises the Call Option, it will be obligated as promptly as practicable following the closing of the purchase and sale of the Target Securities pursuant to such exercise (the “Closing”) (and in any event not later than 75 days following the Closing), to prepare and file with the SEC a Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available) to register the resale of (i) the shares of Common Stock issued pursuant to the Option Agreement and (ii) the shares of Common Stock underlying the Series A Preferred Stock issued pursuant to the Option Agreement (upon the execution thereof and in connection with the exercise of the Call Option).

The foregoing description of the Option Agreement does not purport to be complete and is qualified in its entirety by reference to the Option Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 - Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The shares of Common Stock and Series A Preferred Stock issued upon the execution of the Option Agreement were offered and sold in transactions exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof. Each of the Sellers represented that it was an “accredited investor,” as defined in Regulation D, and is acquiring the Option Grant Consideration for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. In the Option Agreement, Sellers also made representations regarding the knowledge and experience in financial and business matters and investment intent. The shares of Common Stock and Series A Preferred Stock comprising the Option Grant Consideration have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor any of the exhibits attached hereto constitutes an offer to sell or the solicitation of an offer to buy shares of Common Stock, shares of Preferred Stock or any other securities of the Company.

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 31, 2026, the Company filed with the Secretary of State of the State of Delaware a Certificate of Designation of Preferences, Rights and Limitations of the Series A Non-Voting Convertible Preferred Stock (the “Certificate of Designation”) in connection with the Option Agreement described in Item 1.01 above. The Certificate of Designation provides for the creation of the Company’s Series A Preferred Stock.

Holders of Series A Preferred Stock are entitled to receive dividends on shares of Series A Preferred Stock equal to, on an as-if-converted-to-Common-Stock basis, and in the same form as dividends actually paid on shares of the Common Stock. Except as otherwise provided in the Certificate of Designation or as otherwise required by the General Corporation Law of the State of Delaware, the Series A Preferred Stock shall have no voting rights. However, as long as any shares of Series A Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series A Preferred Stock: (i) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock or alter or amend the Certificate of Designation, amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Series A Preferred Stock, (ii) issue additional shares of Series A Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Series A Preferred Stock, (iii) prior to the Automatic Conversion (as defined below), consummate either: (A) any Fundamental Transaction (as defined in the Certificate of Designation) or (B) any merger or consolidation of the Company with or into another Person or any stock sale to, or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, share exchange or scheme of arrangement) with or into, another Person in which the stockholders of the Company immediately before such transaction do not hold at least a majority of the voting power of the capital stock of the Company or surviving corporation or the parent entity of the Company or surviving corporation immediately after such transaction or in which the Company or the surviving corporation issues securities in such transaction that represent, or are convertible into securities representing, more than a majority of the voting power of the Company immediately before such transaction, (iv) prior to the stockholder approval of the Preferred Stock Conversion Proposal, authorize or issue any class or series of stock that has powers, preferences or rights that are senior to those of the Series A Preferred Stock, (v) amend, waive or modify the Merger Agreement in any manner that would be reasonably likely to prevent, impede or materially delay stockholder approval of the Preferred Stock Conversion Proposal or the Automatic Conversion (as defined below) or (vi) enter into any agreement with respect to any of the foregoing.

At 5:00 pm Eastern time on the third business day following stockholder approval of the Preferred Stock Conversion Proposal, each share of Series A Preferred Stock will automatically convert into 1,000 shares of Common Stock (the “Automatic Conversion”), subject to certain limitations, including that a holder of Series A Preferred Stock is prohibited from converting shares of Series A Preferred Stock into shares of Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage (to be established by the holder between 4.9% and 19.9%) of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion (the “Beneficial Ownership Limitation”); provided that following stockholder approval of the Preferred Stock Conversion Proposal, such Beneficial Ownership Limitation may be waived by each holder of Series A Preferred Stock upon written notice to the Company to be effective on the 61st day following receipt of such notice.

The foregoing description of the Series A Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 - Regulation FD Disclosure.

On July 31, 2026, the Company issued a press release related to the Option Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including the information in the press release attached as Exhibit 99.1 is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed to be incorporated by reference in the filings of the Company under the Securities Act.

Forward Looking Statements

Certain statements contained in this Form 8-K may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words and phrases “designed to,” “may,” “might,” “can,” “will,” “to be,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “likely,” “continue,” “ongoing” or similar expressions, or the negative of such words, are intended to identify “forward-looking statements.” These forward-looking statements include, but are not limited to, statements regarding the Company, the Target Companies, the Option Agreement and the exercise of the Call Option (including the consummation of the purchase and sale of the Target Securities upon the exercise thereof), if any, and the expected effects, perceived benefits or opportunities and related timing with respect thereto; expectations regarding or plans for the combined company’s pipeline. The Company has based these forward-looking statements on its current expectations and projections about future events. Because such statements include risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to these differences include those above in this Current Report on Form 8-K and in the Company’s other filings with the SEC. Statements made herein are as of the date of the filing of this Current Report on Form 8-K with the SEC and should not be relied upon as of any subsequent date. Unless otherwise required by applicable law, the Company does not undertake, and it specifically disclaims, any obligation to update any forward-looking statements to reflect occurrences, developments, unanticipated events or circumstances after the date of such statement.

Item 8.01 Other Events.

As a result of the issuance of the common and preferred stock pursuant to the Option Agreement, the Company believes that, as of the date of the filing of this Current Report on Form 8-K, the Company has at least $2.5 million in stockholders’ equity as required for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(b)(1), which is an alternative standard to the $35 million market value of listed securities requirement under Nasdaq Listing Rule 5550(b)(2) (collectively, the “Rule”).

The Company awaits Nasdaq’s formal confirmation that it has evidenced compliance with the Rule and will provide an update regarding its listing status upon receipt of the relevant determination from The Nasdaq Stock Market LLC.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1*	Option Agreement, dated July 31, 2026, by and among Profusa, Inc., CentralLarkfieldKarin NA LLC, Venkata Boyapalli, the Trust and, solely for purposes of Sections 5, 8 and 10 thereof, G3 Vision Labs Inc., Med Screen Laboratories Inc., Dominion Diagnostics LLC and Acutis Diagnostics Inc.

3.1	Certificate of Designation of Series A Non-Voting Convertible Preferred Stock

99.1	Press Release issued on July 31, 2026 (furnished herewith)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules and attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to provide, on a supplemental basis, a copy of any omitted schedules and attachments to the Securities and Exchange Commission or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 31, 2026	Profusa, Inc.

	By:	/s/ Jack Stover
	Name:	Jack Stover
	Title:	Chief Executive Officer

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